EXHIBIT 32.2

CERTIFICATION PURSUANT TO 18 U.S.C. SECTION 1350
AS ADOPTED PURSUANT TO SECTION 906
OF THE SARBANES-OXLEY ACT OF 2002

In connection with the Annual Report of MAM Software Group, Inc. (the "Company") on Form 10-K/A (Amendment No. 2), for the fiscal year ended June 30, 2010, as filed with the Securities and Exchange Commission on the date hereof (the "Report"), I, Charles F. Trapp, Chief Financial Officer of MAM Software Group, Inc., certify, pursuant to 18 U.S.C. ss.1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that, to the best of my knowledge:

(1) The Report fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934, as amended; and

(2) The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Date: March 11, 2011	By:	/s/ Charles F. Trapp

Charles F. Trapp
Chief Financial Officer (Principal Financial Officer)